The Mosaic Company
The Mosaic Company
Analyst Day 2007
Rick McLellan
Senior Vice President Commercial
North America and Offshore Sales Review & Outlook
Analyst Day 2007
Rick McLellan
Senior Vice President Commercial
North America and Offshore Sales Review & Outlook
Exhibit 99.3

Thank you Doug.
And yes, I am very pleased to be here today and want to provide a commercial perspective to today’s business review.
Specifically, I will look at our customer relationships. I’ve been working with fertilizer customers here in Canada, the United
States and Brazil at varying levels of the value chain for my entire career.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Global Customer Base Global Customer Base Rio Verde, Brazil Tolono, Illinois 3

I want to start with the customer because it’s where everything starts in our business.  Whether it’s a customer planting soybeans in Rio Verde Brazil or a customer planning their fall fertilizer requirements in Tolono, Illinois, unless  a customer is prepared to buy what we are producing then nothing will happen. And I mean nothing.  No raw materials need to be purchased, no mining is required, nothing to account for…..well I expect you get the picture.

Key Focus Areas Key Focus Areas Mosaic Sales Process Share Value Offshore Key Actions Mosaic Sales Process Share Value Offshore Key Actions 4

The focus areas for today will be the following:
First, we know that you have several questions about how we sell our products into escalating markets.  I’m certain we can explain that better than we have until now. This is a simple business so I’ll give you a simple analogy to better understand.
Think about it this way….the best way to shoot ducks is when they fly and the best way to sell customers is when
they buy. Agricultural customers sell their fertilizer products, “our products”, normally twice in a year so their buying decisions tend to be very similar. We’ll further outline the implications of this and how we need to be willing to sell when the customer is ready to buy.  It’s not like baseball, the time between missed strikes (opportunities) is months apart.
Which leads us to our second focus area today, Share Value. This is a unique to Mosaic, go-to-market plan that is less than
2 years old with a sole focus of uncovering innovative opportunities to drive costs out of the supply chain or create new value with key customers. Clearly not a one size will fit all…but more to come
We will take a quick trip around the world to show where Mosaic is growing in key, high use and high growth fertilizer markets.
And finally we’ll end with a summary of key actions that our commercial team will be focused on for the coming year to assure we deliver the results that this robust ag-economy has to offer.

Commercial Sales Volumes
Commercial Sales Volumes
Total Volume Sold
Exceeds 27 Million Tonnes
North American Volume
In Excess Of 10 Million Tonnes
Offshore Investments Sell
Approximately 8 Million Tonnes

At Mosaic, we have an extensive customer base that purchases over 27 million metric tonnes of fertilizer in wide ranging geographies from Australia to India from Chile to Canada. This diversity of customer base and fertilizer usage timings, provides us with a natural hedge against our daily production patterns. Think about this …..we produce 74,000 tons of product every day in our phosphate and potash operations but our customer’s customer (the farmer) plant their crops and need our fertilizer at best twice per year. We need our global relationships and investments to balance out this production-customer purchase mismatch.
I’ll dig a little deeper into our North American business where we sell in excess of 10 million metric tonnes of product.
But also remember that we deliver 8 million metric tonnes of fertilizer to a diverse offshore customer base.  Over 75% of this product is transformed from its base product to blends, bags or NPK’s, adding value for customers.
Sales via our export association channels, Canpotex and PhosChem, make up the balance of our commercial sales volumes.

Customer Types
North America Ag Market
Customer Types
North America Ag Market
Potash
•
42% of our customer base by volume are Ag-Retailers
•
58% of our customer base by volume are Distributors
Phosphates
•
50% of our customer base by volume are Ag-Retailers
•
50% of our customer base by volume are Distributors
Potash
•
42% of our customer base by volume are Ag-Retailers
•
58% of our customer base by volume are Distributors
Phosphates
•
50% of our customer base by volume are Ag-Retailers
•
50% of our customer base by volume are Distributors
Our focus is on Ag-Retailers AND Distributors
- not “OR”

In North America, our ag business has two distinct customer types. We focus on ag retailers and distributors, -
not or.  Each
has a specific differentiating factor that allows opportunities to create value for both parties.
To further prove that one size does not fit all, there is a difference between our customer split for potash and phosphates.

Warehouse Infrastructure Warehouse Infrastructure 7

Warehouses that act as an extension of our production capabilities are essential assets to support our customers and assure that product is in position prior to high usage periods in the spring and fall in North America.
We own 6 major warehouse points and have leases or storage agreements in over 100 more. These assets will provide key support especially in years like this year with increased domestic demand and a very compressed planting season.

Types of Sales Agreements in
North American Ag Market
Types of Sales Agreements in
North American Ag Market
Business Process Change Since The Formation Of Mosaic….
Orders To Contracts
Types of Contracts
Typical Annual
Sales Volume
Purchase Contract 31%
Purchase Contract with Product Planning Incentives 43%
Annual Formula-Based Purchase Contract 7%
Future Price Determined Contract or FPD 12%
Prepaid Contract 7%

To better explain our selling process, I’ll explain the types of sales agreement we offer.  In their simplest form, we have 5 base types of agreements. One key change in the market is that we have moved to contracts from orders which was the historical business practice in our industry.
I won’t go into details on the types of agreements, I hope the information here is self explanatory.  Rather let’s focus on the timing of sales.
At any given time in the past 2 years, we have had three-fourths of a month to 2.5 months of our overall production pre-sold. Those could be spot purchase contracts, annual purchase contracts that are formula price based, or prepaid contracts for pickup from a warehouse at a later date. Our phosphate business has had from 1.4 to 2 months production pre-sold into these rapidly increasing markets. This creates a time-lag between published industry price indicators and what we actually attain. With potash sales, we have been from less than one month’s production to in excess of 2 months production pre-sold. This time lag is a reality of our market place. To be clear, you will see a very positive impact in our actual results this quarter.

Share Value
1st
Step to Plan-Promise-Deliver
Share Value
1st
Step to Plan-Promise-Deliver
Annual Customer
planning  and scorecard
development meeting
Product Plan by nutrient,
by mode, by quarter and
by month agreed with
customer and sales team
Product plan is transferred
to the Mosaic product line,
logistics  and production teams to
develop annual plan
Quarterly review
session with customer
and sales
Updated feedback to
Mosaic product line,
logistics and production teams
Product supply and
shipping plan  adjustments
Execution of product purchase,
shipment, invoicing and payment
functions
Quarterly  payment of
incentives via scorecard
measurements

Almost 2 years ago, we began a process to change how we approached our customers in the North American market place.
The industry practice was to order early and often (Chicago voting style) to assure you had supply from multiple suppliers.
Today the market has fewer suppliers and less production to choose from. Knowing this, we developed a system with key customers to formalize the purchase process. I would be lying if I told you that our first actions as part of this “go to market”
plan were a raving success. They weren’t because we didn’t listen as well. Now our ears are open and I’ll explain where we are today.
There are certainly opportunities to drive costs out of the supply chain and create a very different relationship between ourselves as a producer and our customer base.
Our sales team collaboratively plans with our customer to develop an annual supply plan which reflects the fertilizer products that customer expects to require in the coming year. That plan is further broken into quarterly and monthly forecasts. These plans are meant to provide direction to our production and logistics teams. They can work to create supply plans several months in advance of when the customer will need to the product. If this process looks detailed….it is. The key is to have the right product in the right place at the right time. Not to have either ourselves or the customer guessing or worse hoping the other will fulfill their role. The process creates more work but it also drives out costs such as excess storage costs, demurrage for rail cars or barges or excess in season freight premiums. We provide incentives to recognize the extra work of our customers.
Our customers tell us their primary requirements of Mosaic as a supplier are to be reliable and consistent
in our supply. Our
goal is to have share valued support in meeting these requirements.
In a recent survey, one of our top customers was quoted:
“Oh Gosh. Their share value program has really worked for us. And I think benefited both sides and I know it has been really good for us so far and I expect that to continue.”
This is one positive step on the journey to being a great fertilizer company and a reliable and consistent supplier for our customers.

Mosaic Participates in Most
Portions of the Value Chain
Mosaic Participates in Most
Portions of the Value Chain
Mosaic participation
Plant
gate
price
Plant
site
storage
Transport
Ocean
port
Wholesale
storage
Price
to
retailer
Retailer
ops
cost,
margin
Transport
to
grower
Bag
&
Blend
Transport
to
retailer
Price
to
grower
• Warehouses to help
balance production
with shipments
• Mainly at production
sites in NA, Argentina,
and Brazil
• Warehouses close to
consumers
• “Buffer” stock and
production/shipment
balancing function
• North America and offshore
Sales to retailers
in  Brazil,
Argentina and
India
Ports in
Argentina,
Brazil, India
and Houston
Blend/bag plants offshore in
Argentina, Brazil, India,
China, Thailand, Chile
Leased rail
cars and
trucking
contracts in
North
America
PhosChem
and
Canpotex
CFR sales

Mosaic is active in most points of the global value chain.
This breadth of involvement allows Mosaic to have a much better understanding of the activities that shape our marketplace.
For example, a clear understanding of the economics of an Indian wheat grower will impact our view on the requirements for phosphate and potash which can/will impact our advice to customers in other parts of the world on supply availability and to our production team on specific product needs.

Mosaic has Investments in Key
P&K Growth Markets
Mosaic has Investments in Key
P&K Growth Markets
Phosphate & Potash Demand Forecasts
Change Phosphate Potash
P&K Use 2006-10 2010-15 2006-10 2010-15
Brazil 3,454 6.1 2.4 6.9 4.9
Argentina 226 6.2 4.6 1.4 5.2
North America 2,983 3.0 1.6 5.7 1.5
India 2,126 2.6 1.2 7.3 2.5
China 4,421 1.0 1.6 6.6 2.6
Source:  Fertecon

Today we are an active participant in the major and growth markets for both phosphates and potash.
Clearly we have already discussed our focus on North America, but in the other 4 major and growth markets of India,
China, Brazil and Argentina we are in-country investors.
It provides us the opportunity to capture further value beyond production by pushing down into the value chain in each of these countries. It also provides strategic access via our ports infrastructure and a captive outlet for our production.
Our Offshore presence has also been a stepping board for us to develop new in-country production capacity either as an owner or partner in these same geographies.

Mosaic In Brazil Mosaic In Brazil Candeias Uberaba Cubatao Complex Paranaguá Complex Porto Alegre Alto Araguaia Sorriso Rio Verde 12

In Brazil:
We are the 3rd largest distributor of blended bulk and bag fertilizer products in the market/
We produce Single Super Phosphates and specialized NPK’s at Cubatao and Paranagua.
We have a deep water port at Parangua, which provides strategic access to a very important market.
We are the 2nd
largest producer of feed phosphate products in Brazil.
We are an investment partner in the largest phosphate and nitrogen producer Fosfertil.
We have over 1000 employees in Brazil who are driven to succeed in the largest agricultural growth engine in the world.

Strategic Assets in Key and Growth Markets Strategic Assets in Key and Growth Markets *** Quebracho Complex in Argentina 13

In Argentina, we are developing our business to support another ag powerhouse.  Argentina will be the low cost producer and exporter for soybeans in the world and the soils here require phosphates to produce those beans.
Here we have a deepwater import port and warehouse that provides access for the market to receive fertilizer products especially Mosaic phosphates. In the same complex we have a new Single Super Phosphate production facility, the only such production in Argentina and key product needed to support the growth of soy production locally. The production technology is identical to similar facilities that we operate today in Brazil. And finally a bulk blending and bagging facility so that local dealers and distributors can deliver finished products to their farmer customer base.
Not only are we owners of ports here and in Brazil but we also have the Rozy port in India. And we have another equity investment in a phosphate production operation in Yunnan, China.

Key Actions
Key Actions
•
In North America we will continue the
development of Share Value
•
Offshore we will refine our operating and
business model in key and growth markets
•
Become the consistent and reliable supplier
that our customers want
•
In North America we will continue the
development of Share Value
•
Offshore we will refine our operating and
business model in key and growth markets
•
Become the consistent and reliable supplier
that our customers want

Our customer base has told us that there is a need for a fertilizer supplier to be consistent and reliable. Sounds very simple doesn’t it?  We want the Mosaic team to meet that need.
In the coming year, we will further define Share Value in North America by uncovering new opportunities to drive costs from the system and creating new value. To be clear, that will be a journey not a destination.
Secondly, we will continue to refine how we better serve customers in key and growth global markets like Brazil.
One thing is certain, we will need to be working with our customer base as business partners….more than just suppliers…
to capture the opportunities that these market conditions will offer.
It is our goal to capture those opportunities and turn them into value for our customers, our investors and our employees.

Thank you Thank you

Thank you for your attention and I’ll accept any questions you might have now.